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                                                                 EXHIBIT 10.13




                               PROMISSORY NOTE



$1,516,000                                                    Irvine, California

September 13, 1995

        For value received, Saba Petroleum Company, a Colorado corporation ("Borrower"), promises to pay to Capco Resources, Inc., a Delaware corporation ("Lender"), or order, the principal sum of One Million, Five Hundred Sixteen Thousand and No Dollars ($1,516,000.00), or so much thereof as may be advanced from time to time, together with interest as provided herein.

        1. Interest. Interest shall accrue on the principal amount commencing on the date advanced in accordance with Exhibit A at the then existing prime rate plus one percent (1%) per annum ("Note Rate"). Interest shall be calculated on the basis of a 360 day year and actual days elapsed. On payment of this Note in full, interest accrued to the date of payment shall be payable on the date of payment.

        2. Prepayment Restrictions. Borrower shall have the right to prepay the Loan in whole or in part without Lender's consent thereto, at any time, subject to providing at least ten (10) days prior written notice to Lender of the date on which the Loan is to be prepaid in full. In the event Borrower notifies Lender that Borrower has elected to prepay the Loan in full, Borrower shall be obligated to prepay the outstanding principal balance of the Note and all accrued and unpaid interest thereon, in full on the date specified in Borrower's election to prepay.

        3. Maturity. If not sooner paid in accordance with the provisions of Section 2, the outstanding principal balance and all accrued and unpaid interest, not otherwise paid when due, shall be due and payable in full sixty
(60) months after the date of the first advance hereunder. ("Maturity Date"). At Lender's request, Borrower shall execute an addendum hereto specifying the applicable Maturity Date pursuant to this Section 3. Borrower shall have the right to extend the Maturity Date for twelve (12) months provided that Lender receives written notice of such election on or before the prior Maturity Date along with a payment equal to one percent (1%) of the then outstanding principal balance. If Borrower extends as per the prior sentence, Borrower shall have the further right to extend the Maturity Date for six (6) months provided that lender receives written notice of such election on or before the prior Maturity Date along with a payment equal to one percent (1%) of the then outstanding principal balance.




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        4.  Security.  This Note is unsecured.

        5. Subordination. This note shall be considered as "Subordinated Indebtedness" as defined in Section II of the Subordination Agreement attached hereto and incorporated by reference herein as Exhibit A, between the Borrower and Bank One, Texas N.A. ("Bank One"), and shall be subordinated to all indebtedness of the Borrower to Bank One as set forth in Section 1 of the Subordination Agreement.

        6. Payments. All payments of this Note shall be made in lawful money of the United States of America and in immediately available funds at the offices of Lender at #950, 444-5th Avenue, S.W., Calgary, Alberta T2P 2T8 at such other place as the holder hereof may from time to time direct by written notice to Borrower.

        7. Waivers. Borrower and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note jointly and severally waive presentment for payment, demand, notice of demand and of dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, without notice, before or after maturity. Borrower waives, to the full extent permissible by law, any right it may have to plead any and all statutes of limitation as a defense to any demands on this Note. No single or partial exercise of any power hereunder shall preclude other or further exercise thereof, or the exercise of any other power. The term "Lender" includes all subsequent holders of this Note, interest therein and participants hereof and includes the payee(s) or oher endorsee(s) of this Note.

        8. Delay. Borrower expressly agrees to any extension or delay in the time for payment or enforcement of this Note and to renewal of this Note, all without any way affecting the liability of Borrower hereunder. Lender's acceptance of partial or delinquent payments or the failure of Lender to exercise any rights shall not waive any obligation of Borrower or any right of Lender, or modify this Note, or effectuate the waiver of any other similar default. All righs and remedies of Lender provided in this Note at law, in equity or otherwise are cumulative and not exclusive, and Lender may exercise any and all of such rights and remedies at any time and in any order. Time is of the essence hereof.





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        9.  Default Rate.  Upon the occurrence of the Borrower's failure to pay money to Lender or other person or entity ("Monetary Default"), at the option of the holder hereof, all amounts owing under the Note, shall become immediately due and payable in full. Until cured, the Note shall bear interest at a default rate equal to four percent (4%) per annum above the Note Rate
(the "Default Rate"), provided, however, if the Monetary Default is subsequently cured in full, Lender shall waive such Default Rate of interest. Interest shall begin accruing at the Default Rate on the date of the Monetary Default and shall be paid on the first day of each month thereafter.

        10. Costs of Collection; Governing Law. Borrower agrees to pay all costs of collection when incurred and all costs incurred by the holder hereof in exercising or preserving any rights or remedies in connection with the enforcement and administration of this Note or following a default by Borrower, including, but not limited to, attorneys' fees. If any suit or action is instituted to enforce this Note, Borrower promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge attorneys' fees in such suit or action. This Note shall be governed by and construed in accordance with the laws of the State of California.


"BORROWER"

SABA PETROLEUM COMPANY,
a Colorado Corporation



By:       ILYAS CHAUDHARY
    ---------------------------
Its:
     --------------------------




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                                PROMISSORY NOTE





$705,900                                                    Irvine, California

September 13, 1995



         For value received, Saba Petroleum Company, a Colorado corporation ("Borrower"), promises to pay to Capco Resources Ltd. ("Lender"), or order, the principal sum of Seven Hundred Five Thousand Nine Hundred and No Dollars ($705,900), or so much thereof as may be advanced from time to time, together with interest as provided herein.

         1. Interest. Interest shall accrue on the principal amount commencing on the date advanced, at the then existing prime rate plus one percent (1%) per annum ("Note Rate"). Interest shall be calculated on the basis of a 360 day year and actual days elapsed. On payment of this Note in full, interest accrued to the date of payment shall be payable on the date of payment.

         2. Prepayment Restrictions. Borrower shall have the right to prepay the Loan in whole or in part without Lender's consent thereto, at any time, subject to providing at least ten (10) days prior written notice to Lender of the date on which the Loan is to be prepaid in full. In the event Borrower notifies Lender that Borrower has elected to prepay the Loan in full, Borrower shall be obligated to prepay the outstanding principal balance of the Note and all accrued and unpaid interest thereon, in full on the date specified in Borrower's election to prepay.

         3. Maturity. If not sooner paid in accordance with the provisions of Section 2, the outstanding principal balance and all accrued and unpaid interest, not otherwise paid when due, shall be due and payable in full sixty (60) months after the date of the first advance hereunder ("Maturity Date"). At Lender's request, Borrower shall execute an addendum hereto specifying the applicable Maturity Date pursuant to this Section 3. Borrower shall have the right to extend the Maturity Date for twelve (12) months provided that Lender receives written notice of such election on or before the prior Maturity Date along with a payment equal to one percent (1%) of the then outstanding principal balance. If Borrower extends as per the prior sentence, Borrower shall have the further right to extend the Maturity Date for six (6) months provided that






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Lender receives written notice of such election on or before the prior Maturity
Date along with a payment equal to one percent (1%) of the then outstanding principal balance.

         4.      Security.  This Note is unsecured.

         5. Subordination. This Note shall be considered as "Subordinated Indebtedness" as defined in Section II of the Subordination Agreement attached hereto and incorporated by reference herein as Exhibit A, between the Borrower and Bank One, Texas N.A. ("Bank One"), and shall be subordinated to all indebtedness of the Borrower to Bank One as set forth in Section 1 of the Subordination Agreement.

         6. Payments. All payments of this Note shall be made in lawful money of the United States of America and in immediately available funds at the offices of Lender at #950, 444-5th Avenue, S.W., Calgary, Alberta T2P 2T8 at such other place as the holder hereof may from time to time direct by written notice to Borrower.

         7. Waivers. Borrower and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note jointly and severally waive presentment for payment, demand, notice of demand and of dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modification, partial payments, releases or substitutions of security, in whole or in part, without notice, before or after maturity. Borrower waives, to the full extent permissible by law, any right it may have to plead any and all statutes of limitation as a defense to any demands on this Note. No single or partial exercise of any power hereunder shall preclude other or further exercise thereof, or the exercise of any other power. The term "Lender" includes all subsequent holders of this Note, interest therein and participants hereof and includes the payee(s) or other endorsee(s) of this Note.

         8. Delay. Borrower expressly agrees to any extension or delay in the time for payment or enforcement of this Note and to renewal of this Note, all without any way affecting the liability of Borrower hereunder. Lender's acceptance of partial or delinquent payments or the failure of Lender to exercise any rights shall not waive any obligation of Borrower or any right of Lender, or modify this Note, or effectuate the waiver of any other similar default. All rights and remedies of Lender provided in this Note at law, in equity or otherwise are cumulative and not exclusive, and Lender may exercise any and all of such rights and remedies at any time and in any order. Time is of the essence hereof.

         9. Default Rate. Upon the occurrence of the Borrower's failure to pay money to Lender or other person or entity ("Monetary





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Default"), at the option of the holder hereof, all amounts owing under the
Note, shall become immediately due and payable in full. Until cured, the Note shall bear interest at a default rate equal to four percent (4%) per annum above the Note Rate (the "Default Rate"), provided, however, if the Monetary Default is subsequently cured in full, Lender shall waive such Default Rate of interest. Interest shall begin accruing at the Default Rate on the date of the Monetary Default and shall be paid on the first day of each month thereafter.

         10. Costs of Collection; Governing Law. Borrower agrees to pay all costs of collection when incurred and all costs incurred by the holder hereof in exercising or preserving any rights or remedies in connection with the enforcement and administration of this Note or following a default by Borrower, including, but not limited to, attorneys' fees. If any suit or action is instituted to enforce this Note, Borrower promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge attorneys' fees in such suit or action. This Note shall be governed by and construed in accordance with the laws of the State of California.


"BORROWER"

SABA PETROLEUM COMPANY,
a Colorado Corporation



By:  W. C. Vance

Its:  Vice President





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